UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        March 3, 2006


                                 Hydromer, Inc.
             (Exact name of registrant as specified in its chapter)


          New Jersey                  0-10683                    22-2303576
(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)


                 35 Industrial Parkway
                   Branchburg, N.J.                                 08876
       (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code      (908) 722 - 5000




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange
    Act (17 CFR 240-13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
------------------------------------------------------

With regard to the patent litigation with multiple parties, the Company has entered into a settlement agreement which is deemed to be material. As part of the settlement agreement, the financial terms is to remain confidential.

A press release, attached as Exhibit 99.16, on this settlement was published on February 27, 2006. The Agreement For Judgment is attached as Exhibit 99.17.




                                  EXHIBIT INDEX


     Exhibit No.        Description of Exhibit
     -----------        ----------------------

     99.16              Press Release issued February 27, 2006
     99.17              Agreement For Judgment




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         Hydromer, Inc.
                                                   -----------------------------
                                                           Registrant

                                                        /s/ Robert Y. Lee
                                                   -----------------------------
Date   March 3, 2006                                       Robert Y. Lee
    -------------------                               Chief Financial Officer